United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 26, 2025

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

 As previously disclosed, Triller Group Inc. (the “Company”) received a delisting determination letter (the “Determination Letter”) on October 14, 2025, and an additional delisting determination letter (the “Additional Determination Letter”) on November 17, 2025, from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), due to the Company’s non-compliance with Nasdaq’s filing requirement, as set forth in Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Company has not yet filed with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or the Forms 10-Q for the periods ended March 31, 2025, June 30, 2025, and September 30, 2025.

The Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) on October 21, 2025, and the hearing was held on November 25, 2025. On December 3, 2025, the Company received a decision letter (the “Decision Letter”) from the Panel, indicating that based on the information presented at the hearing, the Panel had determined to grant the Company an exception period to continue its listing on Nasdaq subject to the conditions that: (1) on or before December 24, 2025, the Company shall demonstrate compliance with the Listing Rule; (2) on or before February 27, 2026, the Company shall demonstrate compliance with the $1.00 per share minimum bid price requirement; and (3) on or before March 31, 2026, the Company shall file its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Company requested an extension of the December 24, 2025, term of the Decision Letter; however, on December 26, 2025, the Company received notice from the Panel stating that the Panel had determined to delist the Company’s securities from Nasdaq and that trading in the Company’s securities on Nasdaq would be suspended effective with the open of the market on December 30, 2025.

The Company plans to seek the Panel’s reconsideration of its decision in accordance with the Nasdaq Listing Rules and to otherwise timely appeal the Panel’s decision to the Nasdaq Listing and Hearing Review Council (the “Listing Council”). There can be no assurance that the Company will succeed in its efforts to obtain reconsideration from the Panel or on appeal, or, if successful, that the Company will be able to satisfy any conditions imposed to maintain its Nasdaq listing, or that the Company’s stock will resume trading on Nasdaq.

The Company issued a press release dated December 30, 2025. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Press release dated December 30, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: December 30, 2025

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